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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  June 20, 2000
                Date of Report (Date of earliest event reported)

                              eVentures Group, Inc.
               (Exact name of Registrant as Specified in Charter)

   Delaware                         0-28579                      75-2233445
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

                          300 Crescent Court, Suite 800
                               Dallas, Texas 75201
                          -----------------------------
                              (Address of Principal
                               Executive Offices)

                                  214-777-4100
                                 --------------
                         (Registrant's telephone number
                              including area code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

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Item 5.   Other Events

     On June 20, 2000 we entered into (i) an Amended and Restated IRU Agreement with Qwest Communications Corporation ("Qwest"), (ii) a Payment Letter with Qwest and (iii) a Common Stock Subscription Agreement and related Registration Rights Agreement with an affiliate of Qwest. The cumulative effect of these agreements was a resolution of our previously disclosed dispute with Qwest regarding an IRU purchased by us from Qwest on September 30, 1999. We paid Qwest $7,500,000 of cash and issued to Qwest 421,462 shares of our common stock valued at $7,500,000. We also issued 95,871 shares of our common stock to Qwest as a prepayment of certain ongoing charges under the IRU agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements

               None.

          (b)  Pro Forma Financial Information

               None.

          (c)  Exhibits

               99.1 Press Release dated June 26, 2000.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2000                 eVentures Group, Inc.


                                     By:/s/Stuart Chasanoff
                                        ----------------------------------------
                                        Name:   Stuart Chasanoff
                                        Title:  Senior Vice President, Corporate
                                                Development and Legal Affairs
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                                Index to Exhibits

99.1      Press Release, dated June 26, 2000.